UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 2, 2005
     ACTION PERFORMANCE COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Arizona	0-21630	86-0704792

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1480 South Hohokam Drive, Tempe, Arizona 85281
(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (602) 337-3700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition of Disposition of Assets.
     During the quarter ended June 30, 2005, Action Performance Companies, Inc. (Action), decided to divest of its McArthur Towel & Sports business and decided to discontinue the Jeff Hamilton apparel and Castaway collectibles businesses. On July 28, 2005, the board of directors of Action ratified a restructuring plan that provides for Action to discontinue its McArthur Towel & Sports, Jeff Hamilton apparel and Castaway collectibles businesses. On August 2, 2005, Action publicly announced this plan. Action sold substantially all of the assets of the McArthur Towel & Sports business in the fourth quarter of fiscal 2005 (as announced in a Form 8-K filed on September 7, 2005). Action expects that most of the inventory relating to the Jeff Hamilton and Castaway businesses will be sold by the end of the first quarter of fiscal 2006.

Item 9.01.	Financial Statements and Exhibits
b) Pro Forma Financial Information
The following unaudited pro forma financial statements give effect to the discontinuance of the McArthur Towel & Sports, Jeff Hamilton apparel and Castaway collectible businesses as if it occurred on March 31, 2005 with respect to the unaudited condensed pro forma consolidated balance sheet and on October 1, 2001 with respect to the unaudited condensed pro forma consolidated statements of operations.
The unaudited pro forma consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. The unaudited pro forma consolidated statements of operations are presented for illustrative purposes and do not purport to represent what results of operations would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods. The unaudited pro forma consolidated financial statements, and the accompanying notes, should be read in conjunction with the company’s historical consolidated financial statements and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended as of September 30, 2004 and Quarterly Report on Form 10-Q as of March 31, 2005.

ATION PERFORMANCE COMPANIES, INC.
Unaudited Condensed Pro Forma Consolidated Balance Sheet
March 31, 2005
(in thousands)

	March 31, 2005
	As	Pro Forma Adjustments		Pro
	Reported	Hamilton (a)	Other (b)	Forma
ASSETS
Current Assets:
Cash and cash equivalents	$6,414	$—	$—	$6,414
Accounts receivable, net	39,444	(953)	(1,388)	37,103
Inventories	56,095	(1,807)	(4,237)	50,051
Prepaid royalties	6,126	(53)	(33)	6,040
Taxes receivable	3,908	(1,104)	(108)	2,696
Deferred income taxes	8,772	(1,605)	(154)	7,013
Prepaid expenses and other	4,159	(96)	(160)	3,903

Total current assets	124,918	(5,618)	(6,080)	113,220

Long-Term Assets:
Property and equipment, net	63,072	—	(96)	62,976
Goodwill	89,399	—	(1,889)	87,510
Licenses and other intangibles, net	58,549	(4,283)	(21)	54,245
Other	2,885	—	—	2,885

Total long-term assets	213,905	(4,283)	(2,006)	207,616

	$338,823	$(9,901)	$(8,086)	$320,836

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$17,455	$(73)	$(581)	$16,801
Accrued royalties	9,981	(463)	(111)	9,407
Accrued expenses	6,476	(22)	(244)	6,210
Taxes payable	2,277	—	—	2,277
Line-of-credit and term loans	13,343	—	—	13,343
Current portion of long-term debt	395	—	—	395

Total current liabilities	49,927	(558)	(936)	48,433

Long-Term Liabilities:
Long-term debt	4,279	—	—	4,279
Deferred income taxes	26,402	—	—	26,402
Other	260	—	—	260

Total long-term liabilities	30,941	—	—	30,941

Commitments and Contingencies
Minority Interests	2,301	—	51	2,352
Shareholders’ Equity:
Common stock, $.01 par value, 62,500 shares authorized, 18,764 and 18,560 shares issued	188	—	—	188
Additional paid-in capital	160,000	—	—	160,000
Treasury stock, at cost, 190 and 190 shares	(3,999)	—	—	(3,999)
Accumulated other comprehensive loss	(625)	—	—	(625)
Retained earnings	100,090	(9,343)	(7,201)	83,546

Total shareholders’ equity	255,654	(9,343)	(7,201)	239,110

	$338,823	$(9,901)	$(8,086)	$320,836

ACTION PERFORMANCE COMPANIES, INC.
Unaudited Condensed Pro Forma Consolidated Statements of Operations
Six Months Ended March 31, 2005
(in thousands, except per share data)

	Six Months Ended March 31, 2005
	As	Pro Forma Adjustments		Pro
	Reported	Hamilton (c)	Other (d)	Forma
Net sales	$151,380	$(2,022)	$(6,001)	$143,357
Cost of sales	114,700	(4,365)	(4,919)	105,416

Gross profit	36,680	2,343	(1,082)	37,941

Operating expenses:
Selling, general, and administrative	43,553	(687)	(1,414)	41,452
Amortization of licenses and other intangibles	1,757	—	(9)	1,748

Total operating expenses	45,310	(687)	(1,423)	43,200

Operating loss	(8,630)	3,030	341	(5,259)

Interest expense	(697)	—	—	(697)
Foreign exchange gains	908	—	—	908
Earnings from joint venture	402	—	—	402
Other income	81	—	—	81
Other expense	(725)	—	(44)	(769)

Total other expense	(31)	—	(44)	(75)

Loss from continuing operations before income taxes	(8,661)	3,030	297	(5,334)
Income taxes	(2,208)	1,103	107	(998)

Loss from continuing operations	$(6,453)	$1,927	$190	$(4,336)

Loss per common share:
Basic	$(0.35)			$(0.23)
Diluted	$(0.35)			$(0.23)
Weighted Average Shares Outstanding
Basic	18,487			18,487
Diluted	18,487			18,487

ACTION PERFORMANCE COMPANIES, INC.
Unaudited Condensed Pro Forma Consolidated Statements of Operations
Year Ended September 30, 2004
(in thousands, except per share data)

	Year Ended September 30, 2004
	As	Pro Forma Adjustments		Pro
	Reported	Hamilton (c)	Other (d)	Forma
Net sales	$344,330	$(5,404)	$(14,242)	$324,684
Cost of sales	247,959	(7,387)	(10,993)	229,579

Gross profit	96,371	1,983	(3,249)	95,105

Operating expenses:
Selling, general, and administrative	90,713	(3,490)	(2,836)	84,387
Amortization of licenses and other intangibles	3,802	(40)	(143)	3,619

Total operating expenses	94,515	(3,530)	(2,979)	88,006

Operating income	1,856	5,513	(270)	7,099

Interest expense	(1,832)	—	60	(1,772)
Loss on extinguishment of debt	(322)	—	—	(322)
Foreign exchange gains	1,545	—	—	1,545
Earnings from joint venture	1,370	—	—	1,370
Other income	204	—	—	204
Other expense	(1,215)	—	(101)	(1,316)

Total other expense	(250)	—	(41)	(291)

Income from continuing operations before income taxes	1,606	5,513	(311)	6,808
Income taxes	1,066	1,930	(109)	2,887

Income from continuing operations	$540	$3,583	$(202)	$3,921

Earnings per common share:
Basic	$0.03			$0.21
Diluted	$0.03			$0.21
Weighted Average Shares Outstanding
Basic	18,328			18,328
Diluted	18,600			18,600

ACTION PERFORMANCE COMPANIES, INC.
Unaudited Condensed Pro Forma Consolidated Statements of Operations
Year Ended September 30, 2003
(in thousands, except per share data)

	Year Ended September 30, 2003
	As	Pro Forma Adjustments		Pro
	Reported	Hamilton (c)	Other (d)	Forma
Net sales	$369,458	$(13,144)	$(13,009)	$343,305
Cost of sales	245,879	(8,084)	(9,477)	228,318

Gross profit	123,579	(5,060)	(3,532)	114,987

Operating expenses:
Selling, general, and administrative	82,598	(3,327)	(2,805)	76,466
Amortization of licenses and other intangibles	3,416	(230)	(269)	2,917

Total operating expenses	86,014	(3,557)	(3,074)	79,383

Operating income	37,565	(1,503)	(458)	35,604

Interest expense	(2,085)	—	32	(2,053)
Gain on extinguishment of debt	34	—	—	34
Foreign exchange gains	3,574	—	—	3,574
Earnings from joint venture	62	—	—	62
Other income	485	—	(4)	481
Other expense	(1,909)	—	(33)	(1,942)

Total other expense	161	—	(5)	156

Income from continuing operations before income taxes	37,726	(1,503)	(463)	35,760
Income taxes	13,499	(526)	(162)	12,811

Income from continuing operations	$24,227	$(977)	$(301)	$22,949

Earnings per common share:
Basic	$1.36			$1.29
Diluted	$1.33			$1.26
Weighted Average Shares Outstanding
Basic	17,856			17,856
Diluted	18,259			18,259

ACTION PERFORMANCE COMPANIES, INC.
Unaudited Condensed Pro Forma Consolidated Statements of Operations
Year Ended September 30, 2002
(in thousands, except per share data)

	Year Ended September 30, 2002
	As	Pro Forma Adjustments		Pro
	Reported	Hamilton (c)	Other (d)	Forma
Net sales	$406,558	$(834)	$(3,740)	$401,984
Cost of sales	250,810	(464)	(2,525)	247,821

Gross profit	155,748	(370)	(1,215)	154,163

Operating expenses:
Selling, general, and administrative	76,870	(187)	(838)	75,845
Amortization of licenses and other intangibles	2,797	—	(138)	2,659

Total operating expenses	79,667	(187)	(976)	78,504

Operating income	76,081	(183)	(239)	75,659

Interest expense	(3,029)	—	—	(3,029)
Loss on extinguishment of debt	(1,361)	—	—	(1,361)
Foreign exchange gains	1,500	—	—	1,500
Earnings from joint venture	—	—	—	—
Other income	773	—	—	773
Other expense	(1,411)	—	(46)	(1,457)

Total other expense	(3,528)	—	(46)	(3,574)

Income from continuing operations before income taxes	72,553	(183)	(285)	72,085
Income taxes	27,606	(64)	(100)	27,442

Income from continuing operations	$44,947	$(119)	$(185)	$44,643

Earnings per common share:
Basic	$2.56			$2.54
Diluted	$2.41			$2.40
Weighted Average Shares Outstanding
Basic	17,565			17,565
Diluted	19,231			19,231

ACTION PERFORMANCE COMPANIES, INC.
Notes to the Unaudited Pro Forma Condensed Consolidated
Financial Statements
1. Basis of Pro Forma Presentation
These unaudited pro forma consolidated statements of operations for the six months ended March 31, 2005, and for the years ended September 30, 2004, 2003, and 2002, are based on the historical consolidated statements of operations, and give effect to the discontinuance of the McArthur Towel & Sports, Jeff Hamilton apparel, and Castaway collectible businesses as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma consolidated balance sheet is based on the historical balance sheet as of March 31, 2005, and gives effect to the disposition transaction as if it had occurred on March 31, 2005.
These unaudited pro forma consolidated financial statements are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. The unaudited pro forma consolidated statements of operations are presented for illustrative purposes and do not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods. The unaudited pro forma consolidated financial statements, and the accompanying notes, should be read in conjunction with the company’s historical consolidated financial statements and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended as of September 30, 2004 and Quarterly Report on Form 10-Q for the period ended as of March 31, 2005.
2. Pro Forma Adjustments
Pro forma adjustments to the consolidated statements of operations and consolidated balance sheet are as follows:
(a)	Removal of Jeff Hamilton-related assets and liabilities from reported amounts.

(b)	Removal of McArthur Towel & Sports and Castaway collectible-related assets and liabilities from reported amounts.

(c)	Removal of Jeff Hamilton-related income statement balances from reported amounts.

(d)	Removal of McArthur Towel & Sports and Castaway collectible-related income statement balances from reported amounts.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2005	Action Performance Companies, Inc.
	By:	/s/ David Riddiford
Title: Chief Financial Officer, Secretary
and Treasurer